DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001


-----------------------------------------------------------------------------------------------------------------
                       Name                                                               Location
-----------------------------------------------------------------------------------------------------------------
A/M Properties, Inc.                                                    Baltimore, MD
-----------------------------------------------------------------------------------------------------------------
Abilene Park, Inc.                                                      Dallas, TX
-----------------------------------------------------------------------------------------------------------------
Aegina FSC, Inc.                                                        Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------
Aegina, Inc.                                                            San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Aerocrane Leasing Ltd.                                                  Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------
AF Funding (1993), Inc.                                                 Wilmington, DE
-----------------------------------------------------------------------------------------------------------------
AF Funding II (1993), Inc.                                              Wilmington, DE
-----------------------------------------------------------------------------------------------------------------
Air France/KDHF II (NGHGI) (Grantor Trust)                              Wilmington, DE
-----------------------------------------------------------------------------------------------------------------
Air France/NationsBank (Grantor Trust)                                  Wilmington, DE
-----------------------------------------------------------------------------------------------------------------
Airlease Ltd., A California Limited Partnership                         San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Airlease Management Services, Inc.                                      San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Alamo Funding II, Inc.                                                  Dallas, TX
-----------------------------------------------------------------------------------------------------------------
Alamo Funding, Inc.                                                     Dallas, TX
-----------------------------------------------------------------------------------------------------------------
Alexanders on Ninth, Inc.                                               Charlotte, NC
-----------------------------------------------------------------------------------------------------------------
Alpha Dearborn Limited Partnership                                      Lake Forest, IL
-----------------------------------------------------------------------------------------------------------------
Alpha Leasing, Ltd.                                                     Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------
ALS II, Inc.                                                            Wilton, CT
-----------------------------------------------------------------------------------------------------------------
Amadeo Trust                                                            Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------
Amadeo, Inc.                                                            Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------
Amarillo Lane, Inc.                                                     Dallas, TX
-----------------------------------------------------------------------------------------------------------------
AMB Pier One LLC                                                        San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
American Financial Service Group, Inc.                                  Greensboro, NC
-----------------------------------------------------------------------------------------------------------------
Amorgos FSC I, Ltd.                                                     San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Amorgos FSC II, Ltd.                                                    San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Amorgos I, Inc.                                                         San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Amorgos II, Inc.                                                        San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Amsalem (QSPE) Limited                                                  George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
ANA II (Grantor Trust)                                                  Wilmington, DE
-----------------------------------------------------------------------------------------------------------------
Anaconda Management LLC                                                 Dallas, TX
-----------------------------------------------------------------------------------------------------------------
Andros FSC I, Ltd.                                                      San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Andros FSC II, Ltd.                                                     San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Andros I, Inc.                                                          San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Andros II, Inc.                                                         San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
APL, Inc.                                                               Dallas, TX
-----------------------------------------------------------------------------------------------------------------
Appold Holdings Limited                                                 London, U.K.
-----------------------------------------------------------------------------------------------------------------
Appold Leasing, Inc.                                                    San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Appold Limited                                                          London, U.K.
-----------------------------------------------------------------------------------------------------------------
Ariens Credit Corporation                                               Alpharetta, GA
-----------------------------------------------------------------------------------------------------------------
ArkAIR Ltd.                                                             Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------
ArkBronze Ltd.                                                          George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
ArkCopper Ltd.                                                          George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
ArkDiamond Ltd.                                                         George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
ArkEmerald Ltd.                                                         George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
ArkFlint Ltd.                                                           George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
ArkGold Ltd.                                                            George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
Arrendadora Bank of America, S.A.                                       Mexico City, Mexico
-----------------------------------------------------------------------------------------------------------------
Ashburn A Corp.                                                         Baltimore, MD
-----------------------------------------------------------------------------------------------------------------
Asian American Merchant Bank Ltd.                                       Singapore, Singapore
-----------------------------------------------------------------------------------------------------------------
Asp Funding II, Inc.                                                    Dallas, TX
-----------------------------------------------------------------------------------------------------------------
Asp Funding, Inc.                                                       Dallas, TX
-----------------------------------------------------------------------------------------------------------------
Asset Backed Funding Corporation                                        Charlotte, NC
-----------------------------------------------------------------------------------------------------------------
Asset Holding Co. Inc.                                                  San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Atico Financial Corporation dba Cavalier Properties                     Miami, FL
-----------------------------------------------------------------------------------------------------------------
Atlanta Affordable Housing Fund Limited Partnership                     Charlotte, NC
-----------------------------------------------------------------------------------------------------------------
Atlantic Equity Corporation                                             Charlotte, NC
-----------------------------------------------------------------------------------------------------------------
Atlantic Square Investments, Inc.                                       Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------
Austin Community Development Corporation                                Austin, TX
-----------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

-----------------------------------------------------------------------------------------------------------------
                       Name                                                               Location
-----------------------------------------------------------------------------------------------------------------
Austin National Realty Corporation                                      Austin, TX
-----------------------------------------------------------------------------------------------------------------
Avelino, Inc.                                                           San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
B&D Phase III LLC                                                       Baltimore, MD
-----------------------------------------------------------------------------------------------------------------
B.A. Insurance (Cayman) Ltd.                                            George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
BA 1998 Partners Associates Fund, L.P.                                  Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BA 1998 Partners Fund I, L.P.                                           Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BA 1998 Partners Fund II, L.P.                                          Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BA 1998 Partners Fund LDC                                               Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BA 1998 Partners Master Fund I, L.P.                                    Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BA 1998 Partners Master Fund II, L.P.                                   Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BA Agency, Inc.                                                         Albuquerque, NM
-----------------------------------------------------------------------------------------------------------------
BA Asia Limited                                                         Hong Kong, PRC
-----------------------------------------------------------------------------------------------------------------
BA Assets Company                                                       George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
BA Australia Limited                                                    Sydney, New South Wales, Australia
-----------------------------------------------------------------------------------------------------------------
BA Capital Company, L.P.                                                Charlotte, NC
-----------------------------------------------------------------------------------------------------------------
BA Card Operations, Inc.                                                Dover, DE
-----------------------------------------------------------------------------------------------------------------
BA Card Services, Inc.                                                  Makati, Philippines
-----------------------------------------------------------------------------------------------------------------
BA Coinvest GP, Inc.                                                    Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BA Equity Advisors S.r.L.                                               Milan, Italy
-----------------------------------------------------------------------------------------------------------------
BA Equity Advisors Sp.zo.o                                              Warsaw, Poland
-----------------------------------------------------------------------------------------------------------------
BA Equity Holdings, L.P.                                                Charlotte, NC
-----------------------------------------------------------------------------------------------------------------
BA Equity Investment Company, L.P.                                      Charlotte, NC
-----------------------------------------------------------------------------------------------------------------
BA Equity Investors, Inc.                                               Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BA Equity Partners Beratungs GmbH                                       Frankfurt, Germany
-----------------------------------------------------------------------------------------------------------------
BA Finance (Hong Kong) Limited                                          Hong Kong, PRC
-----------------------------------------------------------------------------------------------------------------
BA Finance Ireland Limited                                              Dublin, Ireland
-----------------------------------------------------------------------------------------------------------------
BA Finance Lease, Inc.                                                  San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
BA Holding Company S.A.                                                 Luxembourg, Luxembourg
-----------------------------------------------------------------------------------------------------------------
BA Insurance Agency, Inc.                                               San Diego, CA
-----------------------------------------------------------------------------------------------------------------
BA International (Netherlands) B.V.                                     Amsterdam, The Netherlands
-----------------------------------------------------------------------------------------------------------------
BA International Finance B.V.                                           Amsterdam, The Netherlands
-----------------------------------------------------------------------------------------------------------------
BA Investments                                                          George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
BA LocProc Pty. Limited                                                 Sydney, New South Wales, Australia
-----------------------------------------------------------------------------------------------------------------
BA Merchant Services, Inc.                                              San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
BA Mortgage, LLC                                                        Charlotte, NC
-----------------------------------------------------------------------------------------------------------------
BA Netting Limited                                                      London, U.K.
-----------------------------------------------------------------------------------------------------------------
BA Overseas Holdings                                                    George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
BA Properties, Inc.                                                     Los Angeles, CA
-----------------------------------------------------------------------------------------------------------------
BA Rescarven Holding Company                                            George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------
BA SBIC Sub, Inc.                                                       Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BA Securities Australia Limited                                         Sydney, New South Wales, Australia
-----------------------------------------------------------------------------------------------------------------
BA Securities Investment Advisory Limited                               Taipei, Taiwan
-----------------------------------------------------------------------------------------------------------------
BA Service Corp.                                                        Charlotte, NC
-----------------------------------------------------------------------------------------------------------------
BA Staff Superannuation Limited                                         Sydney, New South Wales, Australia
-----------------------------------------------------------------------------------------------------------------
BA Swiss FSC Holdings, LLC                                              San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
BA Technology I, LLC                                                    Charlotte, NC
-----------------------------------------------------------------------------------------------------------------
BAC Funding Consortium, Inc.                                            Miami, FL
-----------------------------------------------------------------------------------------------------------------
BAC Realty LLC                                                          Dallas, TX
-----------------------------------------------------------------------------------------------------------------
BAC Services Inc.                                                       New York, NY
-----------------------------------------------------------------------------------------------------------------
BACAN Capital Trust                                                     Wilmington, DE
-----------------------------------------------------------------------------------------------------------------
BACF Corporation                                                        Wilton, CT
-----------------------------------------------------------------------------------------------------------------
BAEC Investments, L.L.C.                                                Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BAEP Asia (Philippines) Limited LLC                                     Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BAEP Asia Limited                                                       Curepipe, Mauritius
-----------------------------------------------------------------------------------------------------------------
BAEP Nord I LLC                                                         Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BAEP Nord IA LLC                                                        Chicago, IL
-----------------------------------------------------------------------------------------------------------------
BAEP Nord II LLC                                                        Chicago, IL
-----------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

-----------------------------------------------------------------------------------------------------------------------------------
                             Name                                                             Location
-----------------------------------------------------------------------------------------------------------------------------------
BAEP Nord III LLC                                                       Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BAEP Nord IV LLC                                                        Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BAEP Nord V LLC                                                         Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BAEP Telecommunications Investments, L.L.C.                             Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BAFSC/TNT-NLCX HUL I, Ltd.                                              San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAIIC Cartera Industrial, S.A.                                          Madrid, Spain
-----------------------------------------------------------------------------------------------------------------------------------
BAL Ammonia Leasing 1998 Del1 Corporation                               San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Ammonia Leasing 1998 Del2 Corporation                               San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Ammonia Leasing 1998, Company                                       Calgary, Alberta, Canada
-----------------------------------------------------------------------------------------------------------------------------------
BAL Ethylene Leasing 1997 Del1 Corporation                              San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Ethylene Leasing 1997 Del2 Corporation                              San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Ethylene Leasing 1997, Company                                      Calgary, Alberta, Canada
-----------------------------------------------------------------------------------------------------------------------------------
BAL Locomotive Leasing 1996 Del1 Corporation                            San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Locomotive Leasing 1996 Del2 Corporation                            San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Locomotive Leasing 1996 Trust                                       San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Locomotive Leasing 1996, Company                                    Calgary, Alberta, Canada
-----------------------------------------------------------------------------------------------------------------------------------
BAL Locomotive Leasing 1997 Del1 Corporation                            San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Locomotive Leasing 1997 Del2 Corporation                            San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Locomotive Leasing 1997 Trust                                       San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Locomotive Leasing 1997, Company                                    Calgary, Alberta, Canada
-----------------------------------------------------------------------------------------------------------------------------------
BAL Simulator Leasing 1999 Del1 Corporation                             San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAL Simulator Leasing 1999, Company                                     Calgary, Alberta, Canada
-----------------------------------------------------------------------------------------------------------------------------------
BAL Switch Leasing 1999 Del1 Corporation                                San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BALCAP Funding, LLC                                                     San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
Balmoral Leasing Ltd.                                                   Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------------------
BA-MBS LLC                                                              Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------------------------
Bamerilease, Inc.                                                       Phoenix, AZ
-----------------------------------------------------------------------------------------------------------------------------------
Bamerinvest, C.A.                                                       Caracas, Chacao, Venezuela
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Advisors, Inc.                                          Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Advisory Services, LLC                                  Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Agency of Nevada, Inc.                                  Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Agency of Texas, Inc.                                   Dallas, TX
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Agency, LLC                                             Towson, MD
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Auto Finance Corp.                                      Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Bridge LLC                                              Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Business Finance Corporation                            Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Capital Management, Inc.                                Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Capital Markets-Asia, Inc.                              Singapore, Singapore
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America CDC Special Holding Company, Inc.                       Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America CLO Corporation II                                      Dallas, TX
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Commercial Corporation                                  Tucker, GA
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Commercial Finance Corporation                          Wilton, CT
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.                               Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Community Development Corporation                       Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Community Holdings, Inc.                                Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Community Housing Investment Fund LLC                   Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Development, Inc.                                       Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America E-Commerce Holdings, Inc.                               Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Facilities Leasing, LLC                                 San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Financial Products, Inc.                                Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America FSC Holdings, Inc.                                      San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Funding Corporation                                     Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Futures, Incorporated                                   Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Historic Ventures, LLC                                  Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Insurance Group, Inc.                                   San Diego, CA
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Insurance Services, Inc.                                Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Investment Leasing Co., Ltd.                            Tokyo, Japan
-----------------------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

-----------------------------------------------------------------------------------------------------------------------------------
                             Name                                                             Location
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Investment Services, Inc.                               Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Large Loan, Inc.                                        Dover, DE
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Leasing & Capital, LLC                                  San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Management Corporation                                  Wilton, CT
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Marketplace LLC                                         Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Mezzanine Capital LLC                                   Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Mortgage Capital Corporation                            Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Neighborhood Services Corporation                       Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Purchase Street, L.L.C.                                 Phoenix, AZ
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Retirement Management, Inc.                             Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America SBIC Corporation                                        Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities Canada Co.                                   Halifax, Nova Scotia
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities Canada Holding Corp.                         Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities Limited                                      London, U.K.
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC                                          Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities-Japan, Inc.                                  Tokyo, Japan
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Specialty Finance, Inc.                                 Alpharetta, GA
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Technology Investments, Inc.                            Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Vendor Finance, Inc.                                    San Diego, CA
-----------------------------------------------------------------------------------------------------------------------------------
BancAmerica Capital Holdings I, L.P.                                    Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
BancAmerica Capital Holdings II, L.P.                                   Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BancAmerica Capital Investors I, L.P.                                   Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
BancAmerica Capital Investors II, L.P.                                  Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BancAmerica Capital Investors SBIC I, L.P.                              Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
BancAmerica Capital Investors SBIC II, L.P.                             Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BancAmerica Coinvest Fund 2000, L.P.                                    Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BancofAmerica Forex (Philippines), Inc.                                 Makati, Philippines
-----------------------------------------------------------------------------------------------------------------------------------
Bank IV Affordable Housing Corporation                                  Wichita, KS
-----------------------------------------------------------------------------------------------------------------------------------
Bank IV Securities, Inc.                                                Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Bank Marketing Systems, Inc.                                            Oklahoma City, OK
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America - Liberal Sociedade Anonima (Banco Multiplo)            Rio de Janeiro, Brazil
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America (Asia) Limited                                          Hong Kong, PRC
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America (Hawaii) Insurance Agency, Inc.                         Honolulu, HI
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America (Jersey) Limited                                        St. Helier, Jersey, Channel Islands
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America (Macau) Limited                                         Macau
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America (Polska) S.A.                                           Warsaw, Poland
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Brasil Holdings Ltda.                                   Sao Paulo, Brazil
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America California, National Association                        Walnut Creek, CA
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Canada                                                  Toronto, Ontario, Canada
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Canada Capital Co.                                      Nova Scotia, Canada
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Canada Leasing VII, Company                             Calgary, Alberta, Canada
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Canada Securities Corporation                           Toronto, Ontario, Canada
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Canada Specialty Group Ltd.                             Mississauga, Ontario, Canada
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Capital Corporation                                     Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Colombia                                                Bogota, Colombia
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America do Brasil Ltda.                                         Sao Paulo, Brazil
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America International Limited                                   London, U.K.
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Leasing Corp.                                           Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Malaysia Berhad                                         Kuala Lumpur, Malaysia
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Mexico, S.A., Institucion de Banca Multiple             Mexico City, Mexico
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Mortgage Securities, Inc.                               Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Oregon, National Association                            Portland, OR
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Overseas Corporation                                    Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Reinsurance Corporation                                 Burlington, VT
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Securitization Investment Trust LLC                     Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Singapore Limited                                       Singapore, Singapore
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Technology and Operations, Inc.                         Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

-----------------------------------------------------------------------------------------------------------------------------------
                             Name                                                             Location
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Trust and Banking Corporation (Cayman) Limited          George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Trust Company of Delaware, National Association         Greenville, DE
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Ventures                                                Foster City, CA
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America, National Association                                   Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America, National Association (USA)                             Phoenix, AZ
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America, S.A.                                                   Madrid, Spain
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America-Giannini Foundation                                     San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
Bank of Canton (Nominees) Limited, The                                  Hong Kong, PRC
-----------------------------------------------------------------------------------------------------------------------------------
Bank South Home Equity, Inc.                                            Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Acceptance Corp.                                            San Diego, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Capital Advisors LLC                                        Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Capital I                                                   San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Capital II                                                  San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Capital III                                                 San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Capital IV                                                  San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Financial, Inc.                                             San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Foundation                                                  San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Institutional Capital A                                     San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Institutional Capital B                                     San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica International Financial Corporation                         San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica International Investment Corporation                        Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Investment Corporation                                      Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Nominees (1993) Pte Ltd.                                    Singapore, Singapore
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Nominees (Hong Kong) Ltd.                                   Hong Kong, PRC
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Nominees (Singapore) Pte. Ltd.                              Singapore, Singapore
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Nominees Limited (London)                                   London, U.K.
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Realty Finance, Inc.                                        Los Angeles, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Realty Services, Inc.                                       San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
Bankamerica Representacao e Servicos Limitada                           Sao Paulo, Brazil
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Special Assets Corporation                                  San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Trust and Banking Corporation (Bahamas) Limited             Nassau, Bahamas
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Trust Company (Hong Kong) Limited                           Hong Kong, PRC
-----------------------------------------------------------------------------------------------------------------------------------
Barnesbury, Ltd.                                                        Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------------------------
Barnett Auto Receivables Corp.                                          Reno, NV
-----------------------------------------------------------------------------------------------------------------------------------
Barnett Bank Premises Company - Brickell                                Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------------------------
Barnett Capital I                                                       Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------------------------
Barnett Capital II                                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------------------------
Barnett Capital III                                                     Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------------------------
Barnett Leasing Company                                                 Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------------------------
Barnett Southside Land, Inc.                                            Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Barrow Ltd.                                                             George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------------------
Bartlett Park Neighborhood Redevelopment, L.C.                          Tampa, FL
-----------------------------------------------------------------------------------------------------------------------------------
Barton Apartments, L.P., The                                            St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------------------
BAS Alternative Investment Montage Fund LLC                             New York, NY
-----------------------------------------------------------------------------------------------------------------------------------
BAS Alternative Management, LLC                                         San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
BAS Capital Funding Corporation                                         Chicago, IL
-----------------------------------------------------------------------------------------------------------------------------------
BAVP, LP                                                                Foster City, CA
-----------------------------------------------------------------------------------------------------------------------------------
Bay 2 Bay Leasing LLC                                                   San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
Bay Street Limited                                                      George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------------------
Baycliff Cayman Ltd.                                                    Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Baycliff DE Inc.                                                        Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
BBI Merchant Processing Company, LLC                                    Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Becham (QSPE) Limited                                                   George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------------------
Beechnut Holdings, Inc.                                                 Houston, TX
-----------------------------------------------------------------------------------------------------------------------------------
Belmont Heights Development Company, L.C.                               Tampa, FL
-----------------------------------------------------------------------------------------------------------------------------------
Beta Dearborn Limited Partnership                                       Lake Forest, IL
-----------------------------------------------------------------------------------------------------------------------------------
BFS Participacoes Ltda.                                                 Sao Paulo, Brazil
-----------------------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

-----------------------------------------------------------------------------------------------------------------------------------
                 Name                                                           Location
-----------------------------------------------------------------------------------------------------------------------------------
Binfield Ltd.                                                           Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------------------------
Birch Funding II, Inc.                                                  Dallas, TX
-----------------------------------------------------------------------------------------------------------------------------------
Birch Funding, Inc.                                                     Dallas, TX
-----------------------------------------------------------------------------------------------------------------------------------
BIRMSON, L.L.C.                                                         Wilton, CT
-----------------------------------------------------------------------------------------------------------------------------------
Biscayne Apartments, Inc.                                               Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------------------
BJ Services Trust 1997-1                                                Houston, TX
-----------------------------------------------------------------------------------------------------------------------------------
BJCC, Inc.                                                              Wilton, CT
-----------------------------------------------------------------------------------------------------------------------------------
Blue Ridge Finance Ltd.                                                 Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------------------------
Blue Ridge Investments, L.L.C.                                          Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Blue Spruce Investments, GP                                             Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------------------------
BNB Auto, Inc.                                                          St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------------------
BoA Netherlands Cooperatieve U.A.                                       Amsterdam, The Netherlands
-----------------------------------------------------------------------------------------------------------------------------------
Boatmen's Capital Management, Inc.                                      St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------------------
Boatmen's Financial Services, Inc.                                      St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------------------
Boatmen's Insurance Agency, Inc.                                        St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------------------
BofA Investment Company S.A.                                            Buenos Aires, Argentina
-----------------------------------------------------------------------------------------------------------------------------------
BofA Investment Company S.A.                                            Buenos Aires, Argentina
-----------------------------------------------------------------------------------------------------------------------------------
Brazilian Financial Services, Inc.                                      San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
Bronco Street REIT                                                      Dallas, TX
-----------------------------------------------------------------------------------------------------------------------------------
Bunga Jambu Ltd.                                                        Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------------------------
Bunga Orkid, Ltd.                                                       Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------------------------
Burton Road Development Partners, LLC                                   Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------------------
Bushton BCP Investment Partnership I, L.P.                              Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------------------
Bushton TRG Investment Partnership I, L.P.                              Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------------------
Bushton TRG Investment Partnership IV, L.P.                             Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------------------
C&S Premises, Inc.                                                      Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------------------
C&S Premises-SPE, Inc.                                                  Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------------------
Cabot Investments                                                       London, U.K.
-----------------------------------------------------------------------------------------------------------------------------------
California Street Limited                                               George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------------------
CalKearn, LLC                                                           Reno, NV
-----------------------------------------------------------------------------------------------------------------------------------
Canaan Collaborative Limited Partnership, The                           Houston, TX
-----------------------------------------------------------------------------------------------------------------------------------
Canea FSC, Inc.                                                         Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------------------
Cape Canterbury, Ltd.                                                   Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------------------------
Capital Courts Corporation                                              Washington, DC
-----------------------------------------------------------------------------------------------------------------------------------
Capital Crossing Development Corporation                                Suitland, MD
-----------------------------------------------------------------------------------------------------------------------------------
Capitol Information Networks, Inc.                                      Austin, TX
-----------------------------------------------------------------------------------------------------------------------------------
Carlton Court CDC, Inc.                                                 Dallas, TX
-----------------------------------------------------------------------------------------------------------------------------------
Carlton Court Limited Partnership                                       Dallas, TX
-----------------------------------------------------------------------------------------------------------------------------------
Carolina Investments Limited                                            London, U.K.
-----------------------------------------------------------------------------------------------------------------------------------
Carolina Leasing Limited                                                London, U.K.
-----------------------------------------------------------------------------------------------------------------------------------
Carolina Mountain Holding Company                                       Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Carson Asset Management Company                                         Reno, NV
-----------------------------------------------------------------------------------------------------------------------------------
Cash Flow, Inc.                                                         Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Castle Bay REIT                                                         Dallas, TX
-----------------------------------------------------------------------------------------------------------------------------------
Castlepoint, L.L.C.                                                     St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------------------
Cathay Pacific/NationsBank Trust I (Grantor Trust)                      Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------------------
Cathedral Gorge Management LLC                                          Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------------------------
Cave Lake Investments GP                                                Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------------------------
CBD, L.L.C.                                                             St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------------------
Centerpoint Development LLC                                             Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------------------
Centrex Capital Automobile Assets (Number Four), Inc.                   Melville, NY
-----------------------------------------------------------------------------------------------------------------------------------
Centrex Capital Automobile Assets (Number Three), Inc.                  Melville, NY
-----------------------------------------------------------------------------------------------------------------------------------
Centrex Capital Automobile Assets (Number Two), Inc.                    Melville, NY
-----------------------------------------------------------------------------------------------------------------------------------
Centrex Capital Corp.                                                   Melville, NY
-----------------------------------------------------------------------------------------------------------------------------------
Charlotte Affordable Housing LLC, The                                   Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Charlotte Gateway Village, LLC                                          Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------
Charlotte Transit Center, Inc.                                          Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

----------------------------------------------------------------------------------------------------------------------------------
                 Name                                                           Location
---------------------------------------------------------------------------------------------------------------------------------
Charter-Colonial Securities, Inc.                                       Houston, TX
---------------------------------------------------------------------------------------------------------------------------------
Charter-Houston Securities, Inc.                                        Houston, TX
---------------------------------------------------------------------------------------------------------------------------------
Chase Eagle, Inc.                                                       Miami, FL
---------------------------------------------------------------------------------------------------------------------------------
Chase Federal Housing Corporation                                       Baltimore, MD
---------------------------------------------------------------------------------------------------------------------------------
Chase I, Inc.                                                           Miami, FL
---------------------------------------------------------------------------------------------------------------------------------
ChaseFed Insurance Co.                                                  Miami, FL
---------------------------------------------------------------------------------------------------------------------------------
Chepstow Holding Corporation                                            Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
Chepstow Real Estate Investment Trust                                   Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
Cherry Affordable Housing Corp.                                         Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
Church Street Crossing Associates, L.P.                                 Washington, DC
---------------------------------------------------------------------------------------------------------------------------------
CIC Trading, S.A.                                                       Buenos Aires, Argentina
---------------------------------------------------------------------------------------------------------------------------------
Citizens Financial Securities Corporation                               Fort Lauderdale, FL
---------------------------------------------------------------------------------------------------------------------------------
CIVC Fund, L.P.                                                         Chicago, IL
---------------------------------------------------------------------------------------------------------------------------------
CIVC SBIC Fund, LLC                                                     Chicago, IL
---------------------------------------------------------------------------------------------------------------------------------
Clark Street Redevelopment Corporation                                  St. Louis, MO
---------------------------------------------------------------------------------------------------------------------------------
CNL Franchise Network, L.P.                                             Orlando, FL
---------------------------------------------------------------------------------------------------------------------------------
Columbia Community Investment Limited Partnership                       Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
Commerce Place Company                                                  Nashville, TN
---------------------------------------------------------------------------------------------------------------------------------
Commonwealth National Bank                                              Mobile, AL
---------------------------------------------------------------------------------------------------------------------------------
Community Reinvestment Group, L.C.                                      Fort Lauderdale, FL
---------------------------------------------------------------------------------------------------------------------------------
Conag Finance, Inc.                                                     San Francisco, CA
---------------------------------------------------------------------------------------------------------------------------------
Concorde Solutions, Inc.                                                San Francisco, CA
---------------------------------------------------------------------------------------------------------------------------------
Conestoga Trail REIT                                                    Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
Consolidated Asset Management Company                                   Oklahoma City, OK
---------------------------------------------------------------------------------------------------------------------------------
Continental Finanziaria S.P.A.                                          Milan, Italy
---------------------------------------------------------------------------------------------------------------------------------
Continental Illinois Venture Corporation                                Chicago, IL
---------------------------------------------------------------------------------------------------------------------------------
Continental Information & Technology Services Co. S.A.                  Buenos Aires, Argentina
---------------------------------------------------------------------------------------------------------------------------------
Continental Partners Group, Inc.                                        Chicago, IL
---------------------------------------------------------------------------------------------------------------------------------
Continental Servicios Corporativos, S.A. de C.V.                        Mexico City, Mexico
---------------------------------------------------------------------------------------------------------------------------------
Coppell Limited                                                         George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------------------------------------
Copperhead Lane Investments GP                                          Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
Corporate Leasing Facilities Limited                                    London, U.K.
---------------------------------------------------------------------------------------------------------------------------------
Corpus Christi Community Development Corporation                        Corpus Christi, TX
---------------------------------------------------------------------------------------------------------------------------------
Courtyards Apartments II, Inc.                                          Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
Courtyards Apartments, Inc.                                             Atlanta, GA
---------------------------------------------------------------------------------------------------------------------------------
Covation LLC                                                            Atlanta, GA
---------------------------------------------------------------------------------------------------------------------------------
Coventry Village Apartments, Inc.                                       Atlanta, GA
---------------------------------------------------------------------------------------------------------------------------------
CreditQuick Finance Company                                             Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
CreditQuick, Inc.                                                       Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
Crockett Funding II, Inc.                                               Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
Crockett Funding, Inc.                                                  Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
CSC Associates, L.P.                                                    Marietta, GA
---------------------------------------------------------------------------------------------------------------------------------
CSF Holdings, Inc.                                                      Tampa, FL
---------------------------------------------------------------------------------------------------------------------------------
CSI Holdings, Inc.                                                      Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
CSV Apartments LLC                                                      Atlanta, GA
---------------------------------------------------------------------------------------------------------------------------------
Cupples Development Phase I, L.L.C.                                     St. Louis, MO
---------------------------------------------------------------------------------------------------------------------------------
Cupples Development, L.L.C.                                             St. Louis, MO
---------------------------------------------------------------------------------------------------------------------------------
Cupples Garage, L.L.C.                                                  St. Louis, MO
---------------------------------------------------------------------------------------------------------------------------------
CX HUL, LLC                                                             San Francisco, CA
---------------------------------------------------------------------------------------------------------------------------------
Dalespring Corporation                                                  Baltimore, MD
---------------------------------------------------------------------------------------------------------------------------------
Dallas Fort Worth Affordable Housing, LLC                               Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
Danville Community Development Corporation                              Danville, VA
---------------------------------------------------------------------------------------------------------------------------------
Dartford River Crossing Limited                                         Dartford, Kent, U.K.
---------------------------------------------------------------------------------------------------------------------------------
Davis Street Limited                                                    George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------------------------------------
DCRS Corporation                                                        Atlanta, GA
---------------------------------------------------------------------------------------------------------------------------------
Delabarre Place Property Holdings, Inc.                                 Baltimore, MD
---------------------------------------------------------------------------------------------------------------------------------
Deportes Sports Holdings Limited                                        George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

----------------------------------------------------------------------------------------------------------------------------------
                 Name                                                           Location
----------------------------------------------------------------------------------------------------------------------------------
DFO Partnership                                                         San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
Diamond Shoals Finance Ltd.                                             Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------------------
Diamondback Park, Inc.                                                  Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Dill Avenue Redevelopment Partnership, LLC                              Atlanta, GA
----------------------------------------------------------------------------------------------------------------------------------
Dogwood Management LLC                                                  Las Vegas, NV
----------------------------------------------------------------------------------------------------------------------------------
Douglass Road LLC                                                       Washington, DC
----------------------------------------------------------------------------------------------------------------------------------
Down Under Leasing Corporation                                          Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------
DPC, Inc.                                                               Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
East Nashville Housing, LLC                                             Nashville, TN
----------------------------------------------------------------------------------------------------------------------------------
Eban Incorporated                                                       Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Eban Village I, Ltd.                                                    Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Eban Village II, Ltd.                                                   Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
EBS Partnership, The                                                    London, U.K.
----------------------------------------------------------------------------------------------------------------------------------
Echo Canyon Park, Inc.                                                  Las Vegas, NV
----------------------------------------------------------------------------------------------------------------------------------
Echo Leasing, Ltd.                                                      Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------------------
Edmondson Gardens LLC                                                   Baltimore, MD
----------------------------------------------------------------------------------------------------------------------------------
Eighth Street, LLC                                                      Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------
Electronic Broking Services Limited                                     London, U.K.
----------------------------------------------------------------------------------------------------------------------------------
Electronic Payments Exchange, Inc., The                                 San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
Eleusis FSC I, Ltd.                                                     San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
Eleusis FSC II, Ltd.                                                    San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
Eleusis I, Inc.                                                         San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
Eleusis II, Inc.                                                        San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
Elko Asset Management Company                                           Reno, NV
----------------------------------------------------------------------------------------------------------------------------------
Elko Park, Inc.                                                         Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Elmsleigh Funding, Ltd.                                                 George Town, Grand Cayman, Cayman Is.
----------------------------------------------------------------------------------------------------------------------------------
Eloundra FSC, Inc.                                                      Charlotte Amalie, St. Thomas, U.S. V.I.
----------------------------------------------------------------------------------------------------------------------------------
Eloundra, Inc.                                                          San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
Epidaurus FSC, Inc.                                                     Charlotte Amalie, St. Thomas, U.S. V.I.
----------------------------------------------------------------------------------------------------------------------------------
EQCC Asset Backed Corporation                                           Jacksonville, FL
----------------------------------------------------------------------------------------------------------------------------------
EQCC Receivables Corporation                                            Jacksonville, FL
----------------------------------------------------------------------------------------------------------------------------------
EQCC Trans Receivable Corporation                                       Jacksonville, FL
----------------------------------------------------------------------------------------------------------------------------------
EquiCredit Corporation                                                  Jacksonville, FL
----------------------------------------------------------------------------------------------------------------------------------
EquiCredit Corporation of America                                       Jacksonville, FL
----------------------------------------------------------------------------------------------------------------------------------
Equity/Protect Reinsurance Company                                      Jacksonville, FL
----------------------------------------------------------------------------------------------------------------------------------
ESP Financial Services LLC                                              San Diego, CA
----------------------------------------------------------------------------------------------------------------------------------
Export Funding Corporation                                              Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------
Fallon Lane II, Inc.                                                    Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Fallon Lane, Inc.                                                       Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
FBA Bancorp                                                             Chicago, IL
----------------------------------------------------------------------------------------------------------------------------------
Fenchurch Steamship Corporation                                         London, U.K.
----------------------------------------------------------------------------------------------------------------------------------
Finance Investment Company                                              Springfield, MO
----------------------------------------------------------------------------------------------------------------------------------
FinancialOxygen, Inc.                                                   Walnut Creek, CA
----------------------------------------------------------------------------------------------------------------------------------
First Executive Leasing FSC Ltd.                                        Charlotte Amalie, St. Thomas, U.S. V.I.
----------------------------------------------------------------------------------------------------------------------------------
First Executive Sands Leasing Corp.                                     San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
First Housing Development Corporation of Florida                        Tampa, FL
----------------------------------------------------------------------------------------------------------------------------------
First in Flight Finance Ltd.                                            Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------------------
First Land Sales, Inc.                                                  Baltimore, MD
----------------------------------------------------------------------------------------------------------------------------------
First Midland Limited Partnership                                       Lake Forest, IL
----------------------------------------------------------------------------------------------------------------------------------
First Mortgage Corporation                                              Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
First Revitalization Corp.                                              Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------
First Shelter Service Corporation                                       Brunswick, GA
----------------------------------------------------------------------------------------------------------------------------------
First Ward Place, LLC                                                   Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------
FKF, Inc.                                                               Des Moines, IA
----------------------------------------------------------------------------------------------------------------------------------
Fleetwood Credit Corp.                                                  Alpharetta, GA
----------------------------------------------------------------------------------------------------------------------------------
Fleetwood Credit Receivables Corp.                                      Alpharetta, GA
----------------------------------------------------------------------------------------------------------------------------------
Florida Affordable Housing 1998, L.L.C.                                 Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

---------------------------------------------------------------------------------------------------------------------------------
                 Name                                                           Location
---------------------------------------------------------------------------------------------------------------------------------
Florida Housing Tax Credit Fund II, Ltd.                                Columbia, MD
---------------------------------------------------------------------------------------------------------------------------------
Florita Finance Ltd.                                                    Hamilton, Bermuda
---------------------------------------------------------------------------------------------------------------------------------
Fontana Finance Ltd.                                                    Hamilton, Bermuda
---------------------------------------------------------------------------------------------------------------------------------
Foppingadreef Investments (No. 2) N.V.                                  Amsterdam, The Netherlands
---------------------------------------------------------------------------------------------------------------------------------
Foremost Factors Limited                                                New Delhi, India
---------------------------------------------------------------------------------------------------------------------------------
Forty-Six Twenty-Five Lindell Corp.                                     Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
Founders Bancorporation, Inc.                                           Oklahoma City, OK
---------------------------------------------------------------------------------------------------------------------------------
Foxtrot Leasing, Ltd.                                                   Hamilton, Bermuda
---------------------------------------------------------------------------------------------------------------------------------
Fundo 2000 de Conversao-Capital Estrangeiro                             Sao Paulo, Brazil
---------------------------------------------------------------------------------------------------------------------------------
Fundo 2001 de Conversao-Capital Estrangeiro                             Sao Paulo, Brazil
---------------------------------------------------------------------------------------------------------------------------------
FX Alliance, LLC                                                        New York, NY
---------------------------------------------------------------------------------------------------------------------------------
G S Equity                                                              Rio de Janeiro, Brazil
---------------------------------------------------------------------------------------------------------------------------------
Galveston Funding, Inc.                                                 Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
Galveston Funding, Inc. II                                              Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
Gatwick, Inc.                                                           Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
G-BNWE Aircraft Pty Limited                                             Sydney, Australia
---------------------------------------------------------------------------------------------------------------------------------
G-BNWF Aircraft Pty Limited                                             Sydney, Australia
---------------------------------------------------------------------------------------------------------------------------------
G-BNWG Aircraft Pty Limited                                             Sydney, Australia
---------------------------------------------------------------------------------------------------------------------------------
G-BNWJ Aircraft Pty Limited                                             Sydney, Australia
---------------------------------------------------------------------------------------------------------------------------------
G-BNWK Aircraft Pty Limited                                             Sydney, Australia
---------------------------------------------------------------------------------------------------------------------------------
G-BNWL Aircraft Pty Limited                                             Sydney, Australia
---------------------------------------------------------------------------------------------------------------------------------
G-BNWP Aircraft Pty Limited                                             Sydney, Australia
---------------------------------------------------------------------------------------------------------------------------------
General Fidelity Insurance Company                                      San Diego, CA
---------------------------------------------------------------------------------------------------------------------------------
General Fidelity Life Insurance Company                                 San Diego, CA
---------------------------------------------------------------------------------------------------------------------------------
Gleneagles Trading LLC                                                  Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
GLM Investments, Inc.                                                   Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
GlobalNet Comunicaciones Financieras, S.A.                              Santiago, Chile
---------------------------------------------------------------------------------------------------------------------------------
Gold Max Investments Limited                                            Hong Kong, PRC
---------------------------------------------------------------------------------------------------------------------------------
Golden Gate Participacoes Ltda.                                         Sao Paulo, Brazil
---------------------------------------------------------------------------------------------------------------------------------
Gournia FSC, Inc.                                                       Charlotte Amalie, St. Thomas, U .S.  V.I.
---------------------------------------------------------------------------------------------------------------------------------
Gournia, Inc.                                                           San Francisco, CA
---------------------------------------------------------------------------------------------------------------------------------
Grace Church European Investments Company                               Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
Grand Rock, L.L.C.                                                      St. Louis, MO
---------------------------------------------------------------------------------------------------------------------------------
Gravely Credit Corporation                                              Alpharetta, GA
---------------------------------------------------------------------------------------------------------------------------------
Greater Brownsville Community Development Corporation                   Brownsville, TX
---------------------------------------------------------------------------------------------------------------------------------
GTVBI, Inc.                                                             Chicago, IL
---------------------------------------------------------------------------------------------------------------------------------
Harbilan Corporation                                                    Charlotte, NC
---------------------------------------------------------------------------------------------------------------------------------
Harbour Directors I Limited                                             George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------------------------------------
Harbour Directors II Limited                                            George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------------------------------------
Harbour Nominees Ltd.                                                   George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------------------------------------
Harbour Secretaries I Limited                                           George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------------------------------------
Harper Farm M Corp.                                                     Baltimore, MD
---------------------------------------------------------------------------------------------------------------------------------
Hatteras Finance Ltd.                                                   Hamilton, Bermuda
---------------------------------------------------------------------------------------------------------------------------------
Hays Plaza Apartments, L.P.                                             Hays, KS
---------------------------------------------------------------------------------------------------------------------------------
Heathrow, Inc.                                                          Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
Heathrow, Inc. II                                                       Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
Hedges S.A.                                                             Buenos Aires, Argentina
---------------------------------------------------------------------------------------------------------------------------------
Het Loo REIT, Co.                                                       Reno, NV
---------------------------------------------------------------------------------------------------------------------------------
Hickory Park, Inc.                                                      Dallas, TX
---------------------------------------------------------------------------------------------------------------------------------
High Point Estates, LLC                                                 Atlanta, GA
---------------------------------------------------------------------------------------------------------------------------------
Historic District Redevelopment Partnership                             Atlanta, GA
---------------------------------------------------------------------------------------------------------------------------------
Holly Spring Meadows LLC                                                Forestville, MD
---------------------------------------------------------------------------------------------------------------------------------
HomeFocus Tax Services, LLC                                             Richmond, VA
---------------------------------------------------------------------------------------------------------------------------------
HomeFocus Services, LLC                                                 St. Louis, MO
---------------------------------------------------------------------------------------------------------------------------------
Hong Kong & Shanghai Insurance Company, Limited                         Hong Kong, PRC
---------------------------------------------------------------------------------------------------------------------------------
Huxley 2000-1, LLC                                                      San Francisco, CA
---------------------------------------------------------------------------------------------------------------------------------
Huxley 2000-2, LLC                                                      San Francisco, CA
---------------------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001


-----------------------------------------------------------------------------------------------------------------------
                                    Name                                                  Location
-----------------------------------------------------------------------------------------------------------------------
Huxley 2000-3, LLC                                                      San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Huxley Management, LLC                                                  San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Identrus, LLC                                                           New York, NY
-----------------------------------------------------------------------------------------------------------------------
Inchroy Credit Corporation Limited                                      Hong Kong, PRC
-----------------------------------------------------------------------------------------------------------------------
Independence Plaza General Partner, Inc.                                St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------
Independence Plaza Homes, L.L.C.                                        Kansas City, MO
-----------------------------------------------------------------------------------------------------------------------
Independence Plaza, L.P.                                                St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------
Integrated Holdings, LLC                                                Chicago, IL
-----------------------------------------------------------------------------------------------------------------------
Integrion Financial Network, LLC                                        Herndon, VA
-----------------------------------------------------------------------------------------------------------------------
Interfirst (Leasing) Limited                                            London, U.K.
-----------------------------------------------------------------------------------------------------------------------
InverAmerica S.A.                                                       Santa Fe de Bogota, Colombia
-----------------------------------------------------------------------------------------------------------------------
Inversiones of America Corredores de Bolsa Limitada                     Santiago, Chile
-----------------------------------------------------------------------------------------------------------------------
Inversiones y Negocios Fiduciarios S.A.                                 Buenos Aires, Argentina
-----------------------------------------------------------------------------------------------------------------------
InvestAmerica S.A.                                                      Santiago, Chile
-----------------------------------------------------------------------------------------------------------------------
Irapetra FSC, Inc.                                                      Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Ironside Property Holdings, Inc.                                        Irving, TX
-----------------------------------------------------------------------------------------------------------------------
Irving Park, Inc.                                                       Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Island Funding, Ltd.                                                    Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Island Funding, Ltd. II                                                 George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
Ismael I, Inc.                                                          George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
Jambu Holdings, Inc.                                                    San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Japan Airlines/NCNB 1993-1 (Grantor Trust)                              Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Jawbridge Finance, Inc.                                                 Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
JCCA, Inc.                                                              Wilton, CT
-----------------------------------------------------------------------------------------------------------------------
Jefferson, Marion, Washington Community Development Corporation, The    Corpus Christi, TX
-----------------------------------------------------------------------------------------------------------------------
Jeffries-Meyers Revitalization Ltd.                                     Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Joey Trust                                                              San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Justin, Inc.                                                            George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
K.C. Acquisitions, L.L.C.                                               Kansas City, MO
-----------------------------------------------------------------------------------------------------------------------
Kauai Hotel, L.P.                                                       Los Angeles, CA
-----------------------------------------------------------------------------------------------------------------------
Kavala FSC, Inc.                                                        Bridgetown, Barbados
-----------------------------------------------------------------------------------------------------------------------
Kenilworth Industrial Park Limited Liability Company                    Washington, DC
-----------------------------------------------------------------------------------------------------------------------
Kenilworth-Burroughs Limited Partnership                                Washington, DC
-----------------------------------------------------------------------------------------------------------------------
Kill Devil Hills Finance Limited Partnership                            Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
Kill Devil Hills Finance II Limited Partnership                         Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
Kithira FSC I, Ltd.                                                     San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Kithira FSC II, Ltd.                                                    San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Kithira FSC III, Ltd.                                                   San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Kithira I, Inc.                                                         San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Kithira II, Inc.                                                        San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Kithira III, Inc.                                                       San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Kitty Hawk Finance Ltd.                                                 Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------------
Klondike Management LLC                                                 Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------------
Knossus FSC, Inc.                                                       Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Korg Acceptance Corporation                                             Alpharetta, GA
-----------------------------------------------------------------------------------------------------------------------
L/G Redevelopment, LLC                                                  Nashville, TN
-----------------------------------------------------------------------------------------------------------------------
Laconia FSC, Inc.                                                       Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Laconia, Inc.                                                           San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Laredo Partners                                                         Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
LaSalle Street Natural Resources Corporation                            Houston, TX
-----------------------------------------------------------------------------------------------------------------------
Latin America Funding, Inc.                                             Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Lease Holding Company II Pte Ltd                                        Singapore, Singapore
-----------------------------------------------------------------------------------------------------------------------
Lease Holding Company III Pte Ltd                                       Singapore, Singapore
-----------------------------------------------------------------------------------------------------------------------
Lease Holding Company Pte Ltd                                           Singapore, Singapore
-----------------------------------------------------------------------------------------------------------------------
Lee County Holdings Company                                             Tampa, FL
-----------------------------------------------------------------------------------------------------------------------
Lee First, Inc.                                                         Tampa, FL
-----------------------------------------------------------------------------------------------------------------------
Liberal Asset Management Administracao Financeira e Consultoria Ltda.   Rio de Janeiro, Brazil
-----------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

-----------------------------------------------------------------------------------------------------------------------
                                    Name                                                  Location
-----------------------------------------------------------------------------------------------------------------------
Liberal Banking Corporation Ltd.                                        Nassau, Bahamas
-----------------------------------------------------------------------------------------------------------------------
Liberal Consultoria e Servicos Ltda.                                    Rio de Janeiro, Brazil
-----------------------------------------------------------------------------------------------------------------------
Liberal Gestao e Recursos Ltda.                                         Rio de Janeiro, Brazil
-----------------------------------------------------------------------------------------------------------------------
Liberal Qualificado Fundo de Investimento em Acoes                      Rio de Janeiro, Brazil
-----------------------------------------------------------------------------------------------------------------------
Liberal S.A. Corretora de Cambio e Valores Mobiliarios                  Rio de Janeiro, Brazil
-----------------------------------------------------------------------------------------------------------------------
Linden Tree Development Corp.                                           Melville, NY
-----------------------------------------------------------------------------------------------------------------------
Lindos FSC, Inc.                                                        Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Lindos, Inc.                                                            San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Links at Eastwood LLC, The                                              Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Locomotive Lease Holding VII, Company                                   Halifax, Nova Scotia
-----------------------------------------------------------------------------------------------------------------------
Lubbock Funding, Inc.                                                   Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Lubbock Funding, Inc. II                                                Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Lyndhurst Properties Corp.                                              Melville, NY
-----------------------------------------------------------------------------------------------------------------------
"M&M Realty, Inc."                                                      St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------
Madison Park A Corp.                                                    Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------
Madre Mesa Property Holdings, Inc.                                      Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------
Maguire Partners-Glendale Center, LLC                                   Los Angeles, CA
-----------------------------------------------------------------------------------------------------------------------
Main Place Funding, LLC                                                 Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Malia FSC, Inc.                                                         Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Malia, Inc.                                                             San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Manele Bay I, Limited                                                   St. Helier, Jersey, Channel Islands
-----------------------------------------------------------------------------------------------------------------------
Manele Bay II, Limited                                                  St. Helier, Jersey, Channel Islands
-----------------------------------------------------------------------------------------------------------------------
Mar A Lowe Corp.                                                        Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------
MAR, Inc.                                                               Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Marco Polo Leasing Ltd.                                                 Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Marnat Creek Limited Partnership                                        Tucker, GA
-----------------------------------------------------------------------------------------------------------------------
Marsico Capital Management, LLC                                         Denver, CO
-----------------------------------------------------------------------------------------------------------------------
Marsico Fund Advisors, LLC                                              Denver, CO
-----------------------------------------------------------------------------------------------------------------------
Marsico Management Holdings, L.L.C.                                     Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Maryland Housing Equity Fund Limited Partnership                        Columbia, MD
-----------------------------------------------------------------------------------------------------------------------
Mayfair Partners                                                        Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Maywell Mark Corp.                                                      Oklahoma City, OK
-----------------------------------------------------------------------------------------------------------------------
Mazestake Limited                                                       London, U.K.
-----------------------------------------------------------------------------------------------------------------------
MB Deal 97, S.L.                                                        Madrid, Spain
-----------------------------------------------------------------------------------------------------------------------
MBG Trust                                                               Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
MBHD, LLC                                                               Nashville, TN
-----------------------------------------------------------------------------------------------------------------------
MCOG Leasing Corp.                                                      San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Mecklenburg Park, Inc.                                                  Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Medina Lane, Inc.                                                       Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Mercury Marine Acceptance Corporation                                   Alpharetta, GA
-----------------------------------------------------------------------------------------------------------------------
MESBIC Ventures Holding Company                                         Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Metropolitan Development, L.L.C.                                        St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------
Michigan Place, LLC                                                     Chicago, IL
-----------------------------------------------------------------------------------------------------------------------
Middletown Finance, Inc.                                                Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Midwest Realty & Management, Inc.                                       Getzville, NY
-----------------------------------------------------------------------------------------------------------------------
Minbanc Capital Corp.                                                   Washington, DC
-----------------------------------------------------------------------------------------------------------------------
Misty Waters Apartments, Inc.                                           Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------
MN World Trade Corporation                                              Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------
MNC Affiliates Group, Inc.                                              Washington, DC
-----------------------------------------------------------------------------------------------------------------------
MNC American Corporation                                                Birmingham, AL
-----------------------------------------------------------------------------------------------------------------------
MNC Consumer Discount Company                                           Washington, DC
-----------------------------------------------------------------------------------------------------------------------
MNC Credit Corp                                                         Washington, DC
-----------------------------------------------------------------------------------------------------------------------
MNC Investment Bank, Ltd.                                               Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------
Mobley Park Apartments, L.C.                                            Tampa, FL
-----------------------------------------------------------------------------------------------------------------------
Mohave Partners                                                         Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
MOIL Corporation                                                        Wilton, CT
-----------------------------------------------------------------------------------------------------------------------
Montrose & Company, LLC                                                 Reno, NV
-----------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

-----------------------------------------------------------------------------------------------------------------------
                                    Name                                                  Location
-----------------------------------------------------------------------------------------------------------------------
Moorpark Holding, Inc.                                                  Chicago, IL
-----------------------------------------------------------------------------------------------------------------------
Motift, Inc.                                                            Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------
MS Spitfire LLC                                                         San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Muirfield Trading LLC                                                   Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Multi Banco S.A.                                                        Sao Paulo, Brazil
-----------------------------------------------------------------------------------------------------------------------
Multi-Family Housing Investment Fund I, LLC                             Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Mycenae FSC, Inc.                                                       Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Mycenae, Inc.                                                           San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
MYM Holdings Corporation                                                Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
N.B. (Bahamas) Ltd.                                                     Nassau, Bahamas
-----------------------------------------------------------------------------------------------------------------------
NAPICO/USAA Tax Credit Fund I                                           Beverly Hills, CA
-----------------------------------------------------------------------------------------------------------------------
Nations Argentina, S.A.                                                 Buenos Aires, Argentina
-----------------------------------------------------------------------------------------------------------------------
Nations de Colombia Ltda.                                               Santa Fe de Bogota, Colombia
-----------------------------------------------------------------------------------------------------------------------
Nations Europe Limited                                                  London, U.K.
-----------------------------------------------------------------------------------------------------------------------
Nations Finance (Cayman) Limited                                        George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
Nations Finance Company                                                 Dublin, Ireland
-----------------------------------------------------------------------------------------------------------------------
Nations High Yield Bond Fund (Offshore)                                 George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
Nations International Equity Fund (Offshore)                            George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
Nations International Value Fund (Offshore)                             George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
Nations Investment Management Limited                                   London, U.K.
-----------------------------------------------------------------------------------------------------------------------
Nations Marsico Focused Equities Fund (Offshore)                        George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
Nations Marsico Growth & Income Fund (Offshore)                         George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Auto Funding Corporation                                    Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Business Credit, Inc.                                       Tucker, GA
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Charlotte Center, Inc.                                      Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Equity Mortgage Corporation                                 Richmond, VA
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Health Services, Inc.                                       Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Insurance Agency, Inc.                                      Norfolk, VA
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Insurance Company, Inc.                                     Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Insurance Inc.                                              Mount Airy, MD
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Lease Finance VI                                            Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Leasing & R.E. Corporation                                  Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Montgomery Holdings Corporation                             Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NationsBanc Pacific Corporation                                         Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NationsBank CLO Corporation                                             Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
NationsBank CLO Funding Corp.                                           Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
NationsBank International Trust (Jersey) Limited                        Saint Helier, Jersey, Channel Islands
-----------------------------------------------------------------------------------------------------------------------
NationsBank Trust Company of New York                                   New York, NY
-----------------------------------------------------------------------------------------------------------------------
NationsCommercial Corp.                                                 Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
NationsCredit Financial Acceptance Corporation                          Irving, TX
-----------------------------------------------------------------------------------------------------------------------
NationsCredit Financial Services Corporation                            Irving, TX
-----------------------------------------------------------------------------------------------------------------------
NationsCredit Financial Services Corporation of Nevada                  Irving, TX
-----------------------------------------------------------------------------------------------------------------------
NationsCredit Home Equity ABS Corporation                               Irving, TX
-----------------------------------------------------------------------------------------------------------------------
NationsCredit Insurance Agency, Inc.                                    Irving, TX
-----------------------------------------------------------------------------------------------------------------------
NationsCredit Insurance Corporation                                     Irving, TX
-----------------------------------------------------------------------------------------------------------------------
NationsCredit Manufactured Housing Corporation                          Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------------
NationsCredit Securitization Corporation                                Alpharetta, GA
-----------------------------------------------------------------------------------------------------------------------
Nations-CRT Hong Kong, Limited                                          Hong Kong, PRC
-----------------------------------------------------------------------------------------------------------------------
Nauplia FSC, Inc.                                                       Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
NB Capital Trust I                                                      Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NB Capital Trust II                                                     Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NB Capital Trust III                                                    Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NB Capital Trust IV                                                     Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NB Finance Lease, Inc.                                                  Tucker, GA
-----------------------------------------------------------------------------------------------------------------------
NB Financial Trading (Ireland) Limited                                  Dublin, Ireland
-----------------------------------------------------------------------------------------------------------------------
NB Holdings Corporation                                                 Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NB Insurance Services, Inc.                                             Tucker, GA
-----------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

-----------------------------------------------------------------------------------------------------------------------
                                    Name                                                  Location
-----------------------------------------------------------------------------------------------------------------------
NB International Finance B.V.                                           Amsterdam, The Netherlands
-----------------------------------------------------------------------------------------------------------------------
NB Partner Corp.                                                        Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NBCDC Osborne, Inc.                                                     Tampa, FL
-----------------------------------------------------------------------------------------------------------------------
NBLC Limited Partnership, LLLP                                          Tucker, GA
-----------------------------------------------------------------------------------------------------------------------
NBRE Realty LLC                                                         Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------------
NCNB Corporate Services, Inc.                                           Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NCNB Lease Atlantic, Inc.                                               Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
NCNB Lease Finance                                                      Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
NCNB Lease Finance II                                                   Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
NCNB Lease Finance III                                                  Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
NCNB Lease Finance IV                                                   Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
NCNB Lease Finance V                                                    Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
NCNB Lease International, LLC                                           Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
NCNB Lease Offshore, Inc.                                               Wilmington, DE
-----------------------------------------------------------------------------------------------------------------------
NCNB Properties, Inc.                                                   Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Neighborhood Rental Limited Partnership II                              Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------
Nevin Rd Associates LLC                                                 Raleigh, NC
-----------------------------------------------------------------------------------------------------------------------
New Haven Limited Partnership                                           Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Newington Limited Partnership, The                                      Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------
NMS Capital, L.P.                                                       New York, NY
-----------------------------------------------------------------------------------------------------------------------
NMS Services (Cayman) Inc.                                              George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
NMS Services, Inc.                                                      New York, NY
-----------------------------------------------------------------------------------------------------------------------
Nubia Redevelopment Partnership                                         Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Nye Asset Management Company                                            Reno, NV
-----------------------------------------------------------------------------------------------------------------------
OA Management, Inc.                                                     Tampa, Fl
-----------------------------------------------------------------------------------------------------------------------
Oak Park at Nations Ford LLC                                            Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Oakland Trace Redevelopment, L.C.                                       Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------------
Odessa Park, Inc.                                                       Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Old Heritage New Homes, Ltd.                                            Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Old Sterling Street REIT                                                Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Olefinas Del Zulia, S.A.                                                Caracas, Chacao, Venezuela
-----------------------------------------------------------------------------------------------------------------------
Orchards Subdivision, LLC, The                                          Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------
Osborne Landing, Ltd.                                                   Tampa, FL
-----------------------------------------------------------------------------------------------------------------------
Oshkosh/McNeilus Financial Services Partnership                         Dodge Center, MN
-----------------------------------------------------------------------------------------------------------------------
Outerbanks Finance Ltd.                                                 Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------------
Overseas Lending Corporation                                            San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Pacific Diamond Assets Limited                                          Hong Kong, PRC
-----------------------------------------------------------------------------------------------------------------------
Pacific Southwest Realty Company                                        San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Padovano Investments                                                    George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
Pan American Mortgage Corp.                                             Miami, FL
-----------------------------------------------------------------------------------------------------------------------
Paradise Funding, Ltd.                                                  George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
Park at Hillside, LLC, The                                              Nashville, TN
-----------------------------------------------------------------------------------------------------------------------
Park at Lakewood L.L.C. dba Campbellton Glen Apartments LLC, The        Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Pasir Mas Ltd.                                                          Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Patras FSC, Inc.                                                        Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Patras, Inc.                                                            San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
PDE, Inc.                                                               George Town, Grand Cayman, Cayman Is.
-----------------------------------------------------------------------------------------------------------------------
PDK Hangar, L.L.C.                                                      Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Peak Finance Partners I, L.P.                                           Reno, NV
-----------------------------------------------------------------------------------------------------------------------
Peak Finance Partners II, L.P.                                          Reno, NV
-----------------------------------------------------------------------------------------------------------------------
Peak Finance Partners III, L.P.                                         Reno, NV
-----------------------------------------------------------------------------------------------------------------------
Peak Finance Partners IV, L.P.                                          Reno, NV
-----------------------------------------------------------------------------------------------------------------------
Peak Finance Partners V, L.P.                                           Reno, NV
-----------------------------------------------------------------------------------------------------------------------
Peak Finance Partners VI, L.P.                                          Reno, NV
-----------------------------------------------------------------------------------------------------------------------
Perissa LLC                                                             San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Pershing Park, Inc.                                                     Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------------
Phaestos FSC, Inc.                                                      Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

-----------------------------------------------------------------------------------------------------------------------
                                    Name                                                  Location
-----------------------------------------------------------------------------------------------------------------------
Piccadilly, Inc.                                                        Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Piedmont Finance Ltd.                                                   Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------------
Pine Hill Investments, Inc.                                             Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Pine Oaks/Mesquite, Inc.                                                Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Pinehurst Trading, Inc.                                                 Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
PJM Office Building, LLC                                                Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------
PJM Retail Center, LLC                                                  Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------
Plano Partners                                                          Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
PNB Securities Corporation                                              Los Angeles, CA
-----------------------------------------------------------------------------------------------------------------------
Poplar Partners                                                         Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Poros FSC I, Inc.                                                       Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC II, Inc.                                                      Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC III, Inc.                                                     Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC IV, Inc.                                                      Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC IX, Inc.                                                      Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC V, Inc.                                                       Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC VI, Inc.                                                      Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC VII, Inc.                                                     Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC VIII, Inc.                                                    Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC X, Inc.                                                       Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC XI, Inc.                                                      Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC XII, Inc.                                                     Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros FSC, Inc.                                                         Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Poros VII, Inc.                                                         San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Price Auto Outlet of California, Inc.                                   Anaheim, CA
-----------------------------------------------------------------------------------------------------------------------
Private Export Funding Corporation                                      New York, NY
-----------------------------------------------------------------------------------------------------------------------
PRLAP, Inc. (Alaska Corporation)                                        Juneau, AK
-----------------------------------------------------------------------------------------------------------------------
PRLAP, Inc. (Missouri Corporation)                                      Clayton, MO
-----------------------------------------------------------------------------------------------------------------------
PRLAP, Inc. (North Carolina Corporation)                                Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
PRLAP, Inc. (Tennessee Corporation)                                     Knoxville, TN
-----------------------------------------------------------------------------------------------------------------------
PRLAP, Inc. (Texas Corporation)                                         Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
PRLAP, Inc. (Virginia Corporation)                                      Richmond, VA
-----------------------------------------------------------------------------------------------------------------------
PRLAP, Inc. (Washington Corporation)                                    Seattle, WA
-----------------------------------------------------------------------------------------------------------------------
Prodigy Holdings Private Limited                                        Curepipe, Mauritius
-----------------------------------------------------------------------------------------------------------------------
Pydna Corporation                                                       San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Pylos FSC, Inc.                                                         Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Pylos, Inc.                                                             San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Pyrgos FSC, Inc.                                                        Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Pyrgos, Inc.                                                            San Francisco, CA
-----------------------------------------------------------------------------------------------------------------------
Python Partners                                                         Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Quarrywood Limited                                                      Hong Kong, PRC
-----------------------------------------------------------------------------------------------------------------------
Quatro I, Inc.                                                          Tulsa, OK
-----------------------------------------------------------------------------------------------------------------------
Queen City Partnership                                                  Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Raffles Leasing Ltd.                                                    Charlotte Amalie, St. Thomas, U.S. V.I.
-----------------------------------------------------------------------------------------------------------------------
Rainer Mortgage Company                                                 Seattle, WA
-----------------------------------------------------------------------------------------------------------------------
Red River Park, Inc.                                                    Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Regent Street II, Inc.                                                  Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Related Insured Tax Credit Partners III, L.P.                           New York, NY
-----------------------------------------------------------------------------------------------------------------------
Republic Dallas Ltd. (U.K.)                                             London, U.K.
-----------------------------------------------------------------------------------------------------------------------
RepublicBank Insurance Agency, Inc.                                     Dallas, TX
-----------------------------------------------------------------------------------------------------------------------
Reynoldstown Rising, LLC                                                Atlanta, GA
-----------------------------------------------------------------------------------------------------------------------
Ritchie Court M Corporation                                             Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------
River City Capital Management, Inc.                                     St. Louis, MO
-----------------------------------------------------------------------------------------------------------------------
Roanoke Community Development Corporation                               Roanoke, VA
-----------------------------------------------------------------------------------------------------------------------
Rockwell Resources, Inc.                                                Charlotte, NC
-----------------------------------------------------------------------------------------------------------------------
Romeo Leasing, Ltd.                                                     Hamilton, Bermuda
-----------------------------------------------------------------------------------------------------------------------
Rosedale General Partner, LLC                                           Baltimore, MD
-----------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

---------------------------------------------------------------------------------------------------------------------
                         Name                                                            Location
---------------------------------------------------------------------------------------------------------------------
Rosedale Terrace Limited Partnership                                    Baltimore, MD
---------------------------------------------------------------------------------------------------------------------
Rotunda Partners II, LLC                                                Oakland, CA
---------------------------------------------------------------------------------------------------------------------
Royal Oaks, L.L.C.                                                      Jacksonville, FL
---------------------------------------------------------------------------------------------------------------------
Ruby Aircraft Leasing and Trading Limited                               London, U.K.
---------------------------------------------------------------------------------------------------------------------
Ruby Lake LLC                                                           Las Vegas, NV
---------------------------------------------------------------------------------------------------------------------
Safari (QSPE) Limited                                                   George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------------------------
Sagebrush Holdings, Inc.                                                Las Vegas, NV
---------------------------------------------------------------------------------------------------------------------
Samedan Leasing Ltd.                                                    Charlotte Amalie, St. Thomas, U.S. V.I.
---------------------------------------------------------------------------------------------------------------------
San Antonio Business Development Fund, Inc.                             San Antonio, TX
---------------------------------------------------------------------------------------------------------------------
Sandhills Finance Ltd.                                                  Hamilton, Bermuda
---------------------------------------------------------------------------------------------------------------------
Santa Isabela Limitada                                                  Sao Paulo, Brazil
---------------------------------------------------------------------------------------------------------------------
Sardonyx Shipping Pte Ltd                                               Singapore, Singapore
---------------------------------------------------------------------------------------------------------------------
Savannah at Washington Park, LLC                                        Fayetteville, GA
---------------------------------------------------------------------------------------------------------------------
Savannah Community Development Corporation dba Savannah
  Regional Small Business Capital Fund                                  Savannah, GA
---------------------------------------------------------------------------------------------------------------------
Regional Small Business Capital Fund                                    Savannah, GA
---------------------------------------------------------------------------------------------------------------------
Savannah International Sales, Inc.                                      Charlotte Amalie, Saint Thomas, U.S. V.I.
---------------------------------------------------------------------------------------------------------------------
Sawgrass Trading LLC                                                    Charlotte, NC
---------------------------------------------------------------------------------------------------------------------
SBMB Corporation                                                        Wilton, CT
---------------------------------------------------------------------------------------------------------------------
Scales Ltd.                                                             Hamilton, Bermuda
---------------------------------------------------------------------------------------------------------------------
SCI Holdings Corporation                                                Baltimore, MD
---------------------------------------------------------------------------------------------------------------------
SCIC LMN Springfield, LLC                                               Baltimore, MD
---------------------------------------------------------------------------------------------------------------------
SCIC Properties, LLC                                                    Baltimore, MD
---------------------------------------------------------------------------------------------------------------------
SCIC Riverwalk, LLC                                                     Baltimore, MD
---------------------------------------------------------------------------------------------------------------------
SCIC San Antonio II, LLC                                                Baltimore, MD
---------------------------------------------------------------------------------------------------------------------
SCRC Process Service Corp.                                              Baltimore, MD
---------------------------------------------------------------------------------------------------------------------
Sea Ray Credit Corporation                                              Alpharetta, GA
---------------------------------------------------------------------------------------------------------------------
Seabrook Operations, Inc.                                               Atlanta, GA
---------------------------------------------------------------------------------------------------------------------
Seafirst America Corporation                                            Seattle, WA
---------------------------------------------------------------------------------------------------------------------
Seafirst Insurance Corporation                                          Bellevue, WA
---------------------------------------------------------------------------------------------------------------------
Seafirst Leasing Company                                                Seattle, WA
---------------------------------------------------------------------------------------------------------------------
Seaview of Seabrook, Inc.                                               Atlanta, GA
---------------------------------------------------------------------------------------------------------------------
Second Land Sales, Inc.                                                 Atlanta, GA
---------------------------------------------------------------------------------------------------------------------
Securilease BV                                                          Amsterdam, The Netherlands
---------------------------------------------------------------------------------------------------------------------
Securitization Funding Corporation                                      Dallas, TX
---------------------------------------------------------------------------------------------------------------------
Security Pacific Acceptance Corp. II                                    San Diego, CA
---------------------------------------------------------------------------------------------------------------------
Security Pacific Australian Assets Limited                              Sydney, New South Wales, Australia
---------------------------------------------------------------------------------------------------------------------
Security Pacific Capital Leasing Corporation                            San Francisco, CA
---------------------------------------------------------------------------------------------------------------------
Security Pacific Equipment Finance (Europe) Inc.                        San Francisco, CA
---------------------------------------------------------------------------------------------------------------------
Security Pacific EuroFinance Holdings, Inc.                             San Francisco, CA
---------------------------------------------------------------------------------------------------------------------
Security Pacific EuroFinance, Inc.                                      San Francisco, CA
---------------------------------------------------------------------------------------------------------------------
Security Pacific Financing Services Limited                             London, U.K.
---------------------------------------------------------------------------------------------------------------------
Security Pacific Hong Kong Holdings Limited                             Hong Kong, PRC
---------------------------------------------------------------------------------------------------------------------
Security Pacific Housing Services, Inc.                                 San Diego, CA
---------------------------------------------------------------------------------------------------------------------
Security Pacific International Leasfinance, Inc.                        San Francisco, CA
---------------------------------------------------------------------------------------------------------------------
Security Pacific Lease Finance (Europe) Inc.                            San Francisco, CA
---------------------------------------------------------------------------------------------------------------------
Security Pacific Leasing Corporation                                    San Francisco, CA
---------------------------------------------------------------------------------------------------------------------
Security Pacific Overseas Investment Corporation                        San Francisco, CA
---------------------------------------------------------------------------------------------------------------------
Security-First COM-I Corporation                                        San Francisco, CA
---------------------------------------------------------------------------------------------------------------------
Security-First Company                                                  San Francisco, CA
---------------------------------------------------------------------------------------------------------------------
Sequoia Lane GP                                                         Dallas, TX
---------------------------------------------------------------------------------------------------------------------
Service-Wright Corporation                                              Washington, DC
---------------------------------------------------------------------------------------------------------------------
Servicios Integrales y Equipamiento S. de R.L. de C.V.                  Mexico City, Mexico
---------------------------------------------------------------------------------------------------------------------
Seventh Street Holdings Corporation                                     Charlotte, NC
---------------------------------------------------------------------------------------------------------------------
Seventh Street REIT, Inc.                                               Charlotte, NC
---------------------------------------------------------------------------------------------------------------------
Shamrock Leasing Limited                                                London, U.K.
---------------------------------------------------------------------------------------------------------------------
Shanghai Enterprise Ltd.                                                Hong Kong, PRC
---------------------------------------------------------------------------------------------------------------------
Shannon Company, A California Limited Partnership, The                  Modesto, CA
---------------------------------------------------------------------------------------------------------------------
Sherwood Terrace Apartments, Inc.                                       Atlanta, GA
---------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

----------------------------------------------------------------------------------------------------------------------------------
                                   Name                                                            Location
----------------------------------------------------------------------------------------------------------------------------------
Sidewinder Funding II, Inc.                                                         Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Sidewinder Funding, Inc.                                                            Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Sierra Nevada Realty, G.P.                                                          Las Vegas, NV
----------------------------------------------------------------------------------------------------------------------------------
Siesta Holdings, Inc.                                                               Las Vegas, NV
----------------------------------------------------------------------------------------------------------------------------------
Silver Management Company                                                           Las Vegas, NV
----------------------------------------------------------------------------------------------------------------------------------
Silver Management Holding Company                                                   Las Vegas, NV
----------------------------------------------------------------------------------------------------------------------------------
Silverdale Assets Limited                                                           Hong Kong, PRC
----------------------------------------------------------------------------------------------------------------------------------
Skyros, Ltd.                                                                        Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------------------
Societe Anonyme Immobiliere du 28 Place Vendome                                     Paris, France
----------------------------------------------------------------------------------------------------------------------------------
Societe Nouvelle Les Dolomites Francaises, SARL                                     Gresse en Vercors, France
----------------------------------------------------------------------------------------------------------------------------------
SOP M Corp.                                                                         Baltimore, MD
----------------------------------------------------------------------------------------------------------------------------------
SoundBay Leasing LLC                                                                San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
Sounion FSC, Inc.                                                                   Charlotte Amalie, St. Thomas, U.S. V.I.
----------------------------------------------------------------------------------------------------------------------------------
South Charles Investment Corporation                                                Baltimore, MD
----------------------------------------------------------------------------------------------------------------------------------
South Charles Realty Corp                                                           Baltimore, MD
----------------------------------------------------------------------------------------------------------------------------------
Southern California Business Development Corporation                                Los Angeles, CA
----------------------------------------------------------------------------------------------------------------------------------
Southern Dallas Development Fund, Inc.                                              Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Sovran Capital Management Corporation                                               Richmond, VA
----------------------------------------------------------------------------------------------------------------------------------
SPAA Leasing Corporation                                                            San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
Spitfire Capital Partners LP                                                        San Francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
Spotted Horse Holdings, Inc.                                                        Cheyenne, WY
----------------------------------------------------------------------------------------------------------------------------------
Springfield Finance and Development Corporation                                     Springfield, MO
----------------------------------------------------------------------------------------------------------------------------------
Spruce Street I, L.L.C.                                                             St. Louis, MO
----------------------------------------------------------------------------------------------------------------------------------
SRF 2000 LLC                                                                        Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------
SRF Trading, Inc.                                                                   Miami, FL
----------------------------------------------------------------------------------------------------------------------------------
SRV-Highland, Inc.                                                                  Miami, FL
----------------------------------------------------------------------------------------------------------------------------------
St. Johns Place, L.C.                                                               Jacksonville, FL
----------------------------------------------------------------------------------------------------------------------------------
St. Wenceslaus Limited Partnership                                                  Baltimore, MD
----------------------------------------------------------------------------------------------------------------------------------
Stanton Road Housing LLC                                                            Washington, DC
----------------------------------------------------------------------------------------------------------------------------------
Star Systems, Inc.                                                                  Maitland, FL
----------------------------------------------------------------------------------------------------------------------------------
Statewide Administrative Services, Inc.                                             Tucker, GA
----------------------------------------------------------------------------------------------------------------------------------
Steppington/Dallas, Inc.                                                            Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Storey Asset Management Company                                                     Reno, NV
----------------------------------------------------------------------------------------------------------------------------------
Suburban Service Corporation                                                        Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------
Summerhill Redevelopment Partners, LLC                                              Atlanta, GA
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Partners XL, a Nevada Limited Partnership             Los Angeles, CA
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Partners XXXII, a Nevada Limited Partnership          Los Angeles, CA
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Partners XXXIII, a Nevada Limited Partnership         Los Angeles, CA
----------------------------------------------------------------------------------------------------------------------------------
Sunset Hill Corporation                                                             Baltimore, MD
----------------------------------------------------------------------------------------------------------------------------------
SunStar Acceptance Corporation                                                      Atlanta, GA
----------------------------------------------------------------------------------------------------------------------------------
SunStar Acceptance Corporation (Hawaii)                                             Atlanta, GA
----------------------------------------------------------------------------------------------------------------------------------
Swallowtail Limited                                                                 St. Helier, Jersey, Channel Islands
----------------------------------------------------------------------------------------------------------------------------------
Sweet River Investments, Ltd.                                                       George Town, Grand Cayman, Cayman Is.
----------------------------------------------------------------------------------------------------------------------------------
Sycamore Funding II, Inc.                                                           Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Sycamore Funding, Inc.                                                              Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Tabono Joint Venture                                                                Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Tabono Partnership II, Ltd.                                                         Dallas, TX
----------------------------------------------------------------------------------------------------------------------------------
Tanah Merah Leasing Ltd.                                                            Charlotte Amalie, St. Thomas, U.S.V.I.
----------------------------------------------------------------------------------------------------------------------------------
Tango Leasing Ltd.                                                                  Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------------------
Tennessee Nationalease Corporation                                                  Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------
Terry Street Redevelopment Limited Liability Company                                Atlanta, GA
----------------------------------------------------------------------------------------------------------------------------------
Thasos FSC, Inc.                                                                    Bridgetown, Barbados
----------------------------------------------------------------------------------------------------------------------------------
Third Coast Community Development Corporation                                       Houston, TX
----------------------------------------------------------------------------------------------------------------------------------
Third Ward Committee, LLC                                                           Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------
Third Ward Neighborhood Development Association                                     Charlotte, NC
----------------------------------------------------------------------------------------------------------------------------------
Three Commercial Place Associates                                                   Norfolk, VA
----------------------------------------------------------------------------------------------------------------------------------
Tidewater Partners Limited Partnership                                              Virginia Beach, VA
----------------------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

______________________________________________________________________________________________________________________
                    Name                                                     Location
----------------------------------------------------------------------------------------------------------------------
Tiryns FSC, Inc.                                                        Charlotte Amalie, St. Thomas, U.S.V.I.
----------------------------------------------------------------------------------------------------------------------
Titulos Rioplatenses S.A.                                               Montevideo, Uruguay
----------------------------------------------------------------------------------------------------------------------
TJN Corporation                                                         Wilton, CT
----------------------------------------------------------------------------------------------------------------------
TLC, L.C.                                                               Jacksonville, FL
----------------------------------------------------------------------------------------------------------------------
T-Oaks Apartments, Inc.                                                 Atlanta, GA
----------------------------------------------------------------------------------------------------------------------
Tower I Partnership, The                                                Hong Kong, PRC
----------------------------------------------------------------------------------------------------------------------
Tower I Trust, The                                                      Hong Kong, PRC
----------------------------------------------------------------------------------------------------------------------
Tower II Trust, The                                                     Hong Kong, PRC
----------------------------------------------------------------------------------------------------------------------
Townsite Plaza Development, Inc.                                        St. Louis, MO
----------------------------------------------------------------------------------------------------------------------
Transit Holding, Inc.                                                   San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Transit Leasing Corporation                                             San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Transpacific Finance Limited Partnership                                Wilmington, DE
----------------------------------------------------------------------------------------------------------------------
Transpacific Funding (1993), Inc.                                       Wilmington, DE
----------------------------------------------------------------------------------------------------------------------
Trinity Management Pte Ltd                                              George Town, Grand Cayman, Cayman Is.
----------------------------------------------------------------------------------------------------------------------
Tri-Star Communications, Inc.                                           San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Trotwood Property Holdings, Inc.                                        Irving, TX
----------------------------------------------------------------------------------------------------------------------
Troy Street Limited Liability Company                                   Alexandria, VA
----------------------------------------------------------------------------------------------------------------------
Trunoms, Limited                                                        Nassau, Bahamas
----------------------------------------------------------------------------------------------------------------------
Tryon Assurance Company, Ltd.                                           Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------
Tryon Investments II, LLC                                               San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Tryon Investments, LLC                                                  Charlotte, NC
----------------------------------------------------------------------------------------------------------------------
Tyler Development Fund Inc.                                             Tyler, TX
----------------------------------------------------------------------------------------------------------------------
Tyler International Sales, Inc.                                         Charlotte Amalie, Saint Thomas, U.S. V.I.
----------------------------------------------------------------------------------------------------------------------
Tyler Trading, Inc.                                                     Dallas, TX
----------------------------------------------------------------------------------------------------------------------
U. N. Service Corp.                                                     Little Rock, AR
----------------------------------------------------------------------------------------------------------------------
Ulysses Beta, Inc.                                                      San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Ulysses Leasing Limited                                                 St. Helier, Jersey, Channel Islands
----------------------------------------------------------------------------------------------------------------------
Ulysses Queensland Corporation                                          San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Union Modern Mortgage Corporation, The                                  Little Rock, AR
----------------------------------------------------------------------------------------------------------------------
Union Realty and Securities Company                                     St. Louis, MO
----------------------------------------------------------------------------------------------------------------------
United States Airlease Holding, Inc.                                    San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
UniTrusco Corporation                                                   Jacksonville, FL
----------------------------------------------------------------------------------------------------------------------
University Lofts Associates, L.P.                                       St. Louis, MO
----------------------------------------------------------------------------------------------------------------------
University Lofts Development, L.L.C.                                    St. Louis, MO
----------------------------------------------------------------------------------------------------------------------
University Park Shopping Center, LLC                                    Charlotte, NC
----------------------------------------------------------------------------------------------------------------------
Urban Housing/JBH Apartments, L.P.                                      San Diego, CA
----------------------------------------------------------------------------------------------------------------------
USA Auto Mall of Florida, Inc.                                          Orlando, FL
----------------------------------------------------------------------------------------------------------------------
USA Auto Mall of New Jersey, Inc.                                       Linden, NJ
----------------------------------------------------------------------------------------------------------------------
USA Auto Mall of New York, Inc.                                         Bethpage, NY
----------------------------------------------------------------------------------------------------------------------
USA Auto Mall, Inc.                                                     Exton, PA
----------------------------------------------------------------------------------------------------------------------
Uwharrie Finance Ltd.                                                   Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------
Vasco da Gama Licenciamentos S.A.                                       Rio de Janeiro, Brazil
----------------------------------------------------------------------------------------------------------------------
Velocity Associates, LLC                                                San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Velocity Investments, LLC                                               San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Venco, B.V.                                                             George Town, Grand Cayman, Cayman Is.
----------------------------------------------------------------------------------------------------------------------
Vernon Park, Inc.                                                       Dallas, TX
----------------------------------------------------------------------------------------------------------------------
Verrington Limited                                                      George Town, Grand Cayman, Cayman Is.
----------------------------------------------------------------------------------------------------------------------
Viewpointe Archive Services, L.L.C.                                     Charlotte, NC
----------------------------------------------------------------------------------------------------------------------
Villages of La Costa Southwest, L.L.C.                                  San Diego, CA
----------------------------------------------------------------------------------------------------------------------
Viper LLC                                                               Dallas, TX
----------------------------------------------------------------------------------------------------------------------
Vision Achievement Limited                                              Hong Kong, PRC
----------------------------------------------------------------------------------------------------------------------
Viva Associates, LLC                                                    San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Viva Investment, LLC                                                    San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Wallace Terrace Apartments, L.P.                                        Charlotte, NC
----------------------------------------------------------------------------------------------------------------------
Wanda Finance Ltd.                                                      Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------
Washington View (H) Corporation                                         Baltimore, MD
----------------------------------------------------------------------------------------------------------------------
Washington View (NH) Corporation                                        Baltimore, MD
----------------------------------------------------------------------------------------------------------------------

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2001

______________________________________________________________________________________________________________________
                    Name                                                     Location
----------------------------------------------------------------------------------------------------------------------
Washington Wheatley Neighorhood Partnership                             Kansas City, MO
----------------------------------------------------------------------------------------------------------------------
Washoe Asset Management Company                                         Reno, NV
----------------------------------------------------------------------------------------------------------------------
Washoe Lake LLC                                                         Las Vegas, NV
----------------------------------------------------------------------------------------------------------------------
WCH Limited Partnership                                                 Dallas, TX
----------------------------------------------------------------------------------------------------------------------
Wellington Land Company, Inc.                                           Baltimore, MD
----------------------------------------------------------------------------------------------------------------------
Wellington Park/Lewisville, Inc.                                        Dallas, TX
----------------------------------------------------------------------------------------------------------------------
Wellston Homes General Partner, L.L.C.                                  Clayton, MO
----------------------------------------------------------------------------------------------------------------------
Wellston Homes, L.P.                                                    St. Louis, MO
----------------------------------------------------------------------------------------------------------------------
Wendover Lane II, Inc.                                                  Dallas, TX
----------------------------------------------------------------------------------------------------------------------
Wendover Lane, Inc.                                                     Dallas, TX
----------------------------------------------------------------------------------------------------------------------
West End, L.L.C.                                                        St. Louis, MO
----------------------------------------------------------------------------------------------------------------------
West Trade, LLC                                                         Charlotte, NC
----------------------------------------------------------------------------------------------------------------------
Westview Terrace Apartments, L.L.C.                                     Miami, FL
----------------------------------------------------------------------------------------------------------------------
White Pine Asset Management Company                                     Reno, NV
----------------------------------------------------------------------------------------------------------------------
White Sands Leasing, LLC                                                San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Wickliffe A Corp.                                                       Baltimore, MD
----------------------------------------------------------------------------------------------------------------------
William Mann Jr. Community Development Corporation                      Fort Worth, TX
----------------------------------------------------------------------------------------------------------------------
Windmill Leasing Ltd.                                                   Charlotte Amalie, St. Thomas, U.S. V.I.
----------------------------------------------------------------------------------------------------------------------
Windmill Sands Leasing, LLC                                             San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Wingtip Finance Ltd.                                                    Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------
Winnebago Acceptance Corporation                                        Alpharetta, GA
----------------------------------------------------------------------------------------------------------------------
Wolnoms, Limited                                                        Nassau, Bahamas
----------------------------------------------------------------------------------------------------------------------
Woods at Addison LLC                                                    Capitol Heights, MD
----------------------------------------------------------------------------------------------------------------------
Worthen Community Development Corporation                               Little Rock, AR
----------------------------------------------------------------------------------------------------------------------
Worthen Development Corporation, Inc.                                   Maumelle, AR
----------------------------------------------------------------------------------------------------------------------
Worthen Mortgage Company                                                Buffalo, NY
----------------------------------------------------------------------------------------------------------------------
Worthington Avenue, LLC                                                 Charlotte, NC
----------------------------------------------------------------------------------------------------------------------
Wrightbrothers Ltd.                                                     Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------
Yellow Rose Investments Company                                         Dallas, TX
----------------------------------------------------------------------------------------------------------------------
Zentac Productions, Inc.                                                San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Zephyr Cove Finance, Inc.                                               Dallas, TX
----------------------------------------------------------------------------------------------------------------------
Zeus 1999 FSC, Ltd.                                                     Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------
Zeus 1999, Inc.                                                         San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
Zulu Leasing, Ltd.                                                      Hamilton, Bermuda
----------------------------------------------------------------------------------------------------------------------
200 Madison Avenue Realty Corporation                                   Charlotte, NC
----------------------------------------------------------------------------------------------------------------------
555 California Street Partners                                          San Francisco, CA
----------------------------------------------------------------------------------------------------------------------
724 Solutions, Inc.                                                     Toronto, Ontario, Canada
----------------------------------------------------------------------------------------------------------------------
IV CB&T Tulsa Holdings, Inc.                                            Tulsa, OK
----------------------------------------------------------------------------------------------------------------------